UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 12, 2013

COLT DEFENSE LLC
COLT FINANCE CORP.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-171547 (Registration Number)	32-0031950 27-1237687 (IRS Employer Identification Number)
547 New Park Avenue, West Hartford, CT (Address of principal executive offices)	06110 (Zip Code)

Registrant’s telephone number, including area code:	(860) 232-4489

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                      Entry into a Material Definitive Agreement.

On July 12, 2013, Colt Defense LLC (the “Company”), New Colt Acquisition Corp., a wholly-owned subsidiary of the Company (“Merger Sub”), New Colt Holding Corp. (“New Colt”) and Donald E. Zilkha and Edward L. Koch III (the “Stockholder Representatives”) entered into an Agreement and Plan of Merger (the “Merger Agreement”).  As a result of this Merger, the two manufacturers of Colt firearms will be consolidated into a single enterprise, reversing a separation that occurred in 2003. In accordance with the Merger Agreement and pursuant to the Delaware General Corporation Law, on July 12, 2013 Merger Sub merged with and into New Colt, and New Colt, as the surviving corporation, became a wholly-owned subsidiary of the Company (the “Merger”).  The Company acquired 100% ownership of New Colt in exchange for an aggregate merger consideration equal to $60.5 million in cash, subject to certain adjustments (the “Merger Consideration”).  A portion of the Merger Consideration was placed in a third party escrow as security for certain post-closing adjustments to the Merger Consideration and obligations of New Colt equityholders under the Merger Agreement.

In connection with the Merger:

•
on July 12, 2013, the Company, Colt Finance Corp. (“Colt Finance”), Merger Sub, New Colt, Colt’s Manufacturing Company, LLC (“Colt’s Manufacturing”) and Colt Canada Corporation (“Colt Canada” and together with the Company, Colt Finance, Merger Sub, New Colt and Colt’s Manufacturing, the “Borrowers”), and Colt Defense Technical Services LLC (“CDTS”) and Colt International Coöperatief U.A. (“Colt Netherlands” and together with CDTS, the “Guarantors”), entered into a term loan agreement (the “Term Loan Agreement”) with Cortland Capital Market Services LLC, as Agent, and the lenders party thereto (the “Lenders”). Under the terms of the Term Loan Agreement, the Lenders extended credit in the form of senior secured term loans of $50.0 million. The Company used the proceeds, together with the proceeds from the sale of additional Company Common Units (as described below) and cash on hand, to finance the Merger and to pay fees and expenses in connection with the Merger and its related transactions. The maturity date of the Term Loan Agreement is November 15, 2016;

•
on July 12, 2013, the Company, Colt Canada (together with the Company, each individually an “Existing Borrower” and collectively, “Existing Borrowers”), Colt Finance, CDTS and Colt Netherlands (together with Colt Finance and CDTS, each individually an “Existing Guarantor” and collectively, the “Existing Guarantors”), Merger Sub, New Colt (together with Merger Sub and Existing Guarantors, each individually a “Guarantor” and collectively, “Guarantors”) and Colt’s Manufacturing (together with Existing Borrowers, each individually a “Borrower” and collectively, “Borrowers”) entered into Amendment No. 4 to Credit Agreement (“Amendment No. 4”) to the Credit Agreement, dated as of September 29, 2011, by and among Existing Borrowers, Colt Finance, Wells Fargo Capital Finance, LLC, as Agent, Sole Lead Arranger, Manager and Bookrunner, and the lenders party thereto (as amended by Amendment No. 1 to the Credit Agreement dated February 24, 2012, Amendment No. 2 to the Credit Agreement dated March 22, 2013 and Amendment No. 3 to the Credit Agreement dated June 19, 2013, and as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated, restructured, refinanced or replaced, the “Credit Agreement”).  Amendment No. 4 was entered into to permit Colt’s Manufacturing to become a borrower under the Credit Agreement, and to permit Merger Sub and New Colt to become guarantors under the Credit Agreement, in connection with the Merger;

•
on July 12, 2013, the Company entered into an Indenture Supplement (the “Supplemental Indenture”) by and among New Colt (as successor by merger to Merger Sub), Colt’s Manufacturing (together with New Colt, the “New Subsidiary Guarantors”), the Company, Colt Finance (together with the Company, the “Issuers”), each other then-existing Subsidiary Guarantor under the Indenture dated as of November 10, 2009 (as supplemented by the Indenture Supplement dated June 19, 2013 and as the same now exists or may hereafter be amended, supplemented, waived or otherwise modified, the “Indenture”), and Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as Trustee under the Indenture.  The Indenture provides for the issuance of an aggregate principal amount of the Issuers’ $250.0 million 8.75% Senior Notes due 2017.  Under the terms of the Supplemental Indenture, the New Subsidiary Guarantors become parties to the Indenture and each agree to jointly and severally guarantee the obligations under the Indenture;

•
on July 12, 2013, the Company entered into a Limited Liability Company Interests Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company issued and sold 31,165.589 of the Company’s common units to certain new and existing holders for aggregate proceeds of $9.0 million. The Company used the proceeds, together with the proceeds from borrowings under the Term Loan Agreement and cash on hand, to finance the Merger and to pay fees and expenses in connection with the Merger and its related transactions;

•
on July 12, 2013, the Company entered into a Consulting Services Agreement (the “Consulting Agreement”), by and between Sciens Institutional Services LLC (“Sciens”), an affiliated entity, and the Company. Under the Consulting Agreement, Sciens will provide certain legal, financial, management and tax consulting and other services for a yearly fee of $650,000. The Consulting Agreement is effective as of July 12, 2013 and will remain in effect until the earlier of July 12, 2020 or the occurrence of a Capital Transaction (as defined in the Consulting Agreement). The Consulting Agreement will be automatically extended for additional one-year periods after July 12, 2020 unless the Company gives at least 120, but no more than 180, days’ notice to the contrary prior to July 12, 2020 or each anniversary thereof, as applicable;

•
on July 12, 2013, Colt’s Manufacturing entered into an Option Agreement (the “Option Agreement”) by and among Colt’s Manufacturing, Colt Archive Properties LLC (“Colt Archive”) and Donald E. Zilkha and John P. Rigas (together, the “Owners”). Under the Option Agreement, Colt’s Manufacturing received, and the Owners granted, an option to purchase 100% of the membership interests in Colt Archive (the “Interests”). Colt’s Manufacturing may exercise its option at any time prior to July 12, 2015 upon 60 days’ prior written notice to the Owners. If the option is exercised, the aggregate purchase price for the Interests would be $5.0 million subject to possible upward adjustments based on Colt Archive’s pre-tax revenue as described in the Option Agreement; and

•
on July 12, 2013, the Company entered into a Services Agreement (the “Services Agreement”) by and among the Company, Colt Archive and Colt’s Manufacturing. Under the Services Agreement, Colt’s Manufacturing will provide certain archival, record-keeping, research and other services to Colt Archive related to the Archive Assets (as defined in the Services Agreement) for an annual fee of $241,300 for the first year of the Services Agreement and $248,500 for the second year of the Services Agreement. The Services Agreement is effective as of July 12, 2013 and will remain in effect until July 12, 2015. The Services Agreement will be automatically extended for additional one-year periods after July 12, 2015 unless either Colt’s Manufacturing or Colt Archive gives at least 15 days’ notice to the contrary prior to July 12, 2015 or each anniversary thereof, as applicable.

The foregoing descriptions of the Merger Agreement, Term Loan Agreement, Amendment No. 4, Supplemental Indenture, Purchase Agreement, Consulting Agreement, Option Agreement and Services Agreement are qualified in their entirety by reference to the full text of the Merger Agreement, Term Loan Agreement, Amendment No. 4, Supplemental Indenture, Purchase Agreement, Consulting Agreement Option Agreement and Services Agreement, as applicable, copies of which are attached as Exhibits 2.1, 10.1, 10.2, 4.1, 10.3, 10.4, 10.5 and 10.6 respectively, to this Current Report and are incorporated herein by reference.

ITEM 2.01                      Completion of Acquisition or Disposition of Assets.

The information in Item 1.01 of this Current Report is incorporated by reference.

ITEM 2.03                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report is incorporated by reference.

ITEM 8.01                      Other Events.

On June 28, 2013, Colt Defense LLC amended and restated its Amended and Restated Limited Liability Company Agreement, a copy of which is filed as Exhibit 3.1 to this Current Report and which is incorporated herein by reference.

On July 12, 2013, the Company issued a press release titled “Colt Defense LLC and New Colt Holding Corp. Merge,” a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01                      Exhibits.

EXHIBIT NO.	DESCRIPTION
2.1	AGREEMENT AND PLAN OF MERGER, dated July 12, 2013 by and among Colt Defense LLC, New Colt Acquisition Corp., New Colt Holding Corp. and Donald E. Zilkha and Edward L. Koch III.
3.1
AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF COLT DEFENSE LLC, dated as of June 12, 2003, reflecting the amendments adopted as of July 9, 2007, August 11, 2011, March 2012 and June 28, 2013.

4.1
INDENTURE SUPPLEMENT, dated as of July 12, 2013 by and among New Colt Holding Corp., Colt’s Manufacturing Company, LLC, Colt Defense LLC, Colt Finance Corp. and Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as Trustee under the Indenture dated as of November 10, 2009.

10.1
TERM LOAN AGREEMENT, dated July 12, 2013 by and among Colt Defense LLC, Colt Finance Corp., New Colt Acquisition Corp., New Colt Holding Corp., Colt’s Manufacturing Company, LLC, Colt Canada Corporation, and Colt Defense Technical Services LLC, Colt International Coöperatief U.A., Cortland Capital Market Services LLC, as Agent and the lenders party thereto.

10.2
AMENDMENT NO. 4 TO CREDIT AGREEMENT, dated as of July 12, 2013 by and among Wells Fargo Capital Finance, LLC as agent for the Lenders pursuant to the Credit Agreement (as defined therein), the parties to the Credit Agreement as lenders, Colt Defense LLC, Colt Canada Corporation, Colt Finance Corp., Colt Defense Technical Services LLC, Colt International Coöperatief U.A., New Colt Acquisition Corp., New Colt Holding Corp. and Colt’s Manufacturing Company, LLC.

10.3	LIMITED LIABILITY COMPANY INTERESTS PURCHASE AGREEMENT, dated as of July 12, 2013, by and between Colt Defense LLC and the buyers party thereto.
10.4	CONSULTING SERVICES AGREEMENT, dated as of July 12, 2013, by and between Colt Defense LLC and Sciens Institutional Services LLC.
10.5	OPTION AGREEMENT, dated as of July 12, 2013 by and among Colt’s Manufacturing Company LLC, Colt Archive Properties LLC, Donald E. Zilkha and John P. Rigas.
10.6	SERVICES AGREEMENT, dated as of July 12, 2013 by and among Colt Defense LLC, Colt Archive Properties LLC and Colt’s Manufacturing Company LLC.
99.1	Press Release dated July 12, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLT DEFENSE, LLC By: /s/ Gerald Dinkel Name: Gerald Dinkel Title: Chief Executive Officer and Manager

Dated:  July 15, 2013